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                                                                 EXHIBIT 10.15.1


[NANOSYS LOGO]                2625 Hanover Street, Palo Alto, CA 84204
                              850 331 2100, 850 331 2101 fax. www.nanosysinc.com


                AMENDMENT A TO COOPERATIVE DEVELOPMENT AGREEMENT

     This Amendment ("Amendment A") to the Cooperative Development Agreement dated January 22, 2004 (the "Agreement"), is entered into this 21st Day of April, 2004, (the "Amendment A Date") by and between Nanosys, Inc. ("Nanosys"), a Delaware Corporation with a place of business at 2625 Hanover Street, Palo Alto, California 94304 and E.I. duPont de Nemours and Company ("DuPont"), a Delaware Corporation with a place of business at 1007 Market Street, Wilmington, Delaware, the parties to the Agreement.

                                    RECITALS

Whereas:


     A. Nanosys and DuPont entered into the Agreement on the Effective Date to cooperate to investigate the commercial feasibility of combining Nanosys'
[*** Redacted] nanomaterials technology with DuPont's [*** Redacted].

     B. Nanosys and DuPont acknowledge that actual cooperative work began under the Agreement on February 17th, 2004.

     C. Nanosys and DuPont wish to amend the Agreement so that the Collaboration Commencement Date is reflective of the date that actual collaborative work began.

                                   AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

A.  In Section 2.1 of the Agreement, the last sentence stating in its entirety:

           "The parties shall commence the Collaboration January 22, 2004"

    is hereby deleted in its entirety and replaced with the following sentence:

           "The Parties shall commence the Collaboration on February 17th, 2004"

B. Unless expressly amended herein or by subsequent amendments agreed to by the parties in a signed written amendment, all other terms of the Agreement, including but not limited to terms related to definition, interpretation and enforcement of the Agreement, shall remain in full force and effect as originally agreed to in the Agreement, and shall apply equally to the terms of this Amendment A.

IN WITNESS WHEREOF, the parties through their duly authorized representatives have executed this First Amendment as of the date last set forth below.

NANOSYS, INC.                       E.I. DU PONT DE NEMOURS and
                                    COMPANY.

By: /s/  Calvin Chow                By:  /s/ James C. Romine
  ---------------------------           ---------------------------

Name: Calvin Chow                   Name: James C. Romine
  ---------------------------             -------------------------

Title: Chief Executive Officer      Title: Science Director
  ----------------------------            -------------------------

Date: 4/20/04                       Date:  4/20/04
  ----------------------------           --------------------------

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.